UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

_____________________

Registrant’s telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

This filing relates to the proposed merger of Sutherland Asset Management Corporation, a Maryland corporation (“Sutherland”), with a wholly owned subsidiary of ZAIS Financial Corp., a Maryland corporation (“ZFC” or the “Company”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 6, 2016, as amended as of May 9, 2016 (the “Merger Agreement”), by and among the Company, ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland and Sutherland Partners, L.P.

On June 21, 2016, ZFC and Sutherland made available an investor presentation in connection with the proposed merger. A copy of the materials is filed as Exhibit 99.1 to this Form 8-K.

Additional Information about the Merger

In connection with the proposed merger, the Company has filed a registration statement on Form S-4 (File No. 333-211251) with the Securities and Exchange Commission (the “SEC”) that includes a preliminary joint proxy statement/prospectus, and will file other relevant documents concerning the merger. The registration statement on Form S-4 has not yet been declared effective by the SEC and is subject to revisions, some of which may be significant. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SUTHERLAND AND THE MERGER.

Investors and stockholders of the Company and Sutherland may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.zaisfinancial.com. The Company’s stockholders may also contact ZAIS Investor Services for additional information by calling 212-827-3773 or emailing mmeek@mww.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

The Company, Sutherland and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Sutherland’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2016, as amended by its Form 10-K/A filed on April 29, 2016. Information regarding Sutherland’s directors and executive officers can be found in the Company’s registration statement on Form S-4 and amendments thereto filed with the SEC. Additional information regarding the interests of such potential participants will be included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Sutherland, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; fluctuations in the adjusted book value per share of the shares of both ZFC and Sutherland; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on ZFC and Sutherland’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; changes in future loan production; the Company’s ability to retain key managers of GMFS or the Company’s external advisor; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of ZFC or Sutherland; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1	Investor Presentation by ZAIS Financial Corp. and Sutherland Asset Management dated June 2016

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

June 21, 2016	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation by ZAIS Financial Corp. and Sutherland Asset Management dated June 2016